EXHIBIT 10.1
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 19, 2006 (this “Amendment”), is among MSX International, Inc., a Delaware corporation (with its successors and assigns, the “Company”), the other Loan Parties, the Lenders and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), a national banking association, as LC Issuer and as Agent.
RECITALS
          A. The Company, the other Loan Parties, the Lenders and JPMorgan Chase Bank, NA, as LC Issuer and as Agent, are parties to an Amended and Restated Credit Agreement dated as of August 1, 2003, as amended (the “Credit Agreement”).
          B. The Company and the other Loan Parties have requested that the Agent, the LC Issuer and the Lenders amend the Credit Agreement as set forth herein, and the Agent, the LC Issuer and the Lenders are willing to do so in accordance with the terms hereof.
TERMS
          In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:
          ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement shall be amended as follows:
          1.1 The following definitions are added to Section 1.1 in appropriate alphabetical order:
          “CTS” means Creative Technology Services, L.L.C., a Michigan limited liability company
          “CTS Stock” means the Capital Stock of CTS.
          “MSX Engineering” means MSX International Engineering Services, Inc.
          “MSX CTS Securities Purchase Agreement” means the Securities Purchase Agreement dated January 19, 2006 among MSX Engineering and Creative Technology Holdings, Inc. in the form delivered to the Agent prior to the Third Amendment Effective Date.
          “MSX CTS Securities Purchase Documents” means the MSX CTS Securities Purchase Agreement and all other agreements and documents executed or delivered in connection therewith.
          “MSX CTS Sale” means the sale of the CTS Stock in accordance with the MSX CTS Securities Purchase Documents.
          “MSX CTS Sale Net Cash Proceeds” means the Net Cash Proceeds paid or to be paid to MSX Engineering or any of its Affiliates at any time in connection with the MSX CTS Sale, including without limitation the purchase price and intercompany borrowing payoff under Sections 2.2 and 2.3(a) of the MSX CTS Securities Purchase Agreement and all other payments to MSX Engineering or its Affiliates under any of the MSX CTS Securities Purchase Documents.
          “Third Amendment” means the Third Amendment to this Agreement dated the Third Amendment Effective Date.
          “Third Amendment Effective Date” means January 19, 2006.
          1.2 The following new Section 5.36 is added:
          5.36 MSX CTS Sale. The MSX CTS Sale and all transactions related thereto are permitted by, and not in contravention of, any of the Second Secured Debt Documents, Third Secured Term Loan Debt Documents, Fourth Secured Term Loan Debt Documents or Subordinated Debt Documents or any other material agreement, and no amendment, modification, waiver or other supplement is being executed in connection with, nor is any fee being paid in connection with, any of the Second Secured Debt Documents, Third Secured Term Loan Debt Documents, Fourth Secured Term Loan Debt Documents or Subordinated Debt Documents or any other material agreement relating to the MSX CTS Sale. The MSX CTS Sale does not require any payment under the Subordinated Debt, the Fourth Secured Term Loan Debt, the Third Secured Term Loan Debt or the Second Secured Debt at any time. The amount of, and timing of the payment of, the MSX CTS Sale Net Cash Proceeds are described on Schedule 5.35.
          1.3 Section 6.19 is amended by adding the following new clause (i) after the existing clause (h) but before the words “provided, however”:
          , or (i) the sale of the CTS Stock, subject to each of the following:
          (i) the MSX CTS Sale is closed on or before January 20, 2006 in accordance with the terms and provisions of the MSX CTS Securities Purchase Documents delivered to the Agent prior to the Third Amendment Effective Date, and such MSX CTS Securities Purchase Documents will not be amended, supplemented, waived or otherwise modified, nor any provision thereof waived, without the prior written consent of the Agent,
          (ii) the representations in Section 5.36 shall be correct,
          (iii) MSX Engineering will designate an account with the Agent as the account to which payment of the purchase price and intercompany borrowing payoff under Sections 2.2 and 2.3(a) of the MSX CTS Securities Purchase Agreement and all other payments under any of the MSX CTS Securities Purchase Documents will be deposited,
          (iv) the Borrowers hereby agree that all MSX CTS Sale Net Cash Proceeds shall be deposited into a blocked account acceptable to the Agent with the Agent (the blocked account described in this clause is defined as the “Blocked Account”) on the date the MSX CTS Sale Net Cash Proceeds are received,
          (v) All Liens on the CTS Stock shall be released simultaneously with such sale, and the Lenders authorize the Agent to release the Liens in favor of the Agent for the benefit of the Lenders on the CTS Stock simultaneously with the closing of the MSX CTS Sale),

          (vi) the Borrowers acknowledge and agree that the Agent and the Lenders have a first priority security interest in the Blocked Account securing the Secured Obligations, and agree to execute and deliver all blocked account agreements and further agreements and documents at any time requested by the Agent in order to further confirm that the Agent has sole control over, and a first priority lien and security interest in, all MSX CTS Sale Net Cash Proceeds and the Blocked Account and containing such other provisions required by the Agent, and
          (vii) notwithstanding anything herein to the contrary, the Agent shall have sole control over all MSX CTS Sale Net Cash Proceeds and the Blocked Account, and the Agent may apply all MSX CTS Sale Net Cash Proceeds to the Secured Obligations and permanently reduce the Commitments by the amount of such application at any time (x) upon or during the continuance of a Default (and automatically upon a Default under clause (f) of Article VII hereof), (y) if required to prevent any required payment or default, if any, under the Subordinated Debt, the Fourth Secured Term Loan Debt, the Third Secured Term Loan Debt or the Second Secured Debt or (z) upon demand by the Agent or the Required Lenders.
          ARTICLE II. REPRESENTATIONS. Each Loan Party represents and warrants to the Agent, the LC Issuer and the Lenders that:
          2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized and is not in contravention of any statute, law or regulation or of any terms of its Articles of Incorporation, By-laws or other organizational documents, or of any material agreement or undertaking to which it is a party or by which it is bound.
          2.2 This Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against each in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and by general principles of equity.
          2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article V of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.
          2.4 After giving effect to the amendments and waivers contained herein, no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.
          ARTICLE III. CONDITIONS OF EFFECTIVENESS.
          This Amendment shall be effective as of the date hereof when each of the following conditions is satisfied:
          3.1 the Loan Parties and the Required Lenders shall have signed this Amendment.
          3.2 The Company shall have delivered complete and correct copies of all MSX CTS Securities Purchase Documents.
          3.3 The Company shall have delivered or caused to be delivered such blocked account control agreements and other agreements, resolutions and other corporate documents, opinions and other documents required by the Agent.

          ARTICLE IV. MISCELLANEOUS.
          4.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time. Without limiting the definition of Loan Documents, this Amendment and all other agreements and documents executed in connection herewith constitute Loan Documents.
          4.2 Except as expressly amended hereby, each Loan Party agrees that the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect and that it is not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing.
          4.3 This Amendment may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile copies of signatures shall be treated as original signatures for all purposes under this Amendment.

     IN WITNESS WHEREOF, the Loan Parties, the Lenders, the LC Issuer and the Agent have executed this Amendment as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Agent, LC Issuer and a Lender

By:	/s/David J. Waugh

Name: David J. Waugh
Title: Vice President

WEBSTER BUSINESS CREDIT CORPORATION

By:	/s/ Arthur V. Lippens

Name: Arthur V. Lippens
Title: Vice President

UBS AG, STAMFORD BRANCH

By:	/s/ Iris R. Otsa

Name: Iris R. Otsa
Title: Associate Director

By: /s/ Salloz Sikka

Name: Salloz Sikka
Title: Associate Director

COMPANY:
MSX INTERNATIONAL, INC.

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Executive Vice President and
Chief Financial Officer

FOREIGN SUBSIDIARY BORROWERS:
MSX INTERNATIONAL NETHERLANDS B.V.

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Director

MSX INTERNATIONAL LIMITED

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title:	Director

MSX INTERNATIONAL AUSTRALIA PTY LIMITED

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Director

OTHER LOAN PARTIES:

MSX INTERNATIONAL HOLDINGS LIMITED

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Director

MSX INTERNATIONAL SERVICES (HOLDINGS), INC.

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Vice President

MSX INTERNATIONAL ENGINEERING SERVICES, INC. (successor by merger to MSX International Business Services, Inc. and MSX International Technology Services, Inc.)

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Vice President

MEGATECH ENGINEERING, INC.

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Vice President

CHELSEA COMPUTER CONSULTANTS, INC.

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Vice President

MANAGEMENT RESOURCES INTERNATIONAL, INC.

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Vice President

INTRANATIONAL COMPUTER CONSULTANTS

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Vice President

MSX INTERNATIONAL STRATEGIC TECHNOLOGY, INC.

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Vice President

MSX INTERNATIONAL DEALERNET SERVICES, INC.

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Vice President

MSX INTERNATIONAL NETHERLANDS (HOLDINGS), C.V.

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Representative of the Partners

MSX INTERNATIONAL EUROPEAN (HOLDINGS), L.L.C.

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Vice President

CREATIVE TECHNOLOGY SERVICES, L.L.C.

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Vice President

PILOT COMPUTER SERVICES, INCORPORATED

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Vice President

MILLENNIUM COMPUTER SYSTEMS, INC.

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Vice President

MSX INTERNATIONAL PLATFORM SERVICES, LLC

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Operating Manager

MSX INTERNATIONAL (HOLDINGS), INC.

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Vice President

PROGRAMMING MANAGEMENT & SYSTEMS, INC.

By:	/s/ Frederick K. Minturn

Name: Frederick K. Minturn
Title: Vice President

Schedule 5.36
MSX CTS Sale Net Cash Proceeds
Sale of Creative Technology Services LLC

		Notes -

Purchase Price (ref. 2.2)	$250,000.00
paid as Promissory Note	(250,000.00)	due June 30, 2007

	—

Intercompany Loan (ref. 2.3) Estimated Intercompany Payment	6,170,489.90

total cash received at Closing	$6,170,489.90

less: transaction costs	183,999.80	due at or shortly after close

remittance to Blocked Account at Closing	$5,986,490.10

Future Adjustments -
Adjustment (+/-) for Final Calculation	tbd	Seller to provide Final
of the Final Intercompany Payment		Calculation promptly
		following closing; to be
		settled within five days
promissory note	$250,000.00	due June 30, 2007
less: transaction costs related to future adjustments	tbd	tbd - min. $5,000
CTS Net Cash Proceeds Schedule.xls